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                        MORTGAGE LOAN PURCHASE AGREEMENT

         Mortgage Loan Purchase Agreement, dated as of July 20, 2001 (the "Agreement"), between UBS Warburg Real Estate Investments Inc. (together with its successors and permitted assigns hereunder, the "Seller"), UBS Principal Finance LLC, a Delaware limited liability company, as an additional party responsible for the Seller's obligations hereunder (in such capacity, together with its successors and permitted assigns hereunder, the "Additional Party") and Structured Asset Securities Corporation (together with its successors and permitted assigns hereunder, the "Purchaser").

         The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") as provided herein. The Purchaser intends to deposit the Mortgage Loans, together with certain other multifamily and commercial mortgage loans (the "Other Loans"; and, together with the Mortgage Loans, the "Securitized Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund. The Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), to be dated as of July 11, 2001, among the Purchaser as depositor, First Union National Bank as master servicer (the "Master Servicer"), Lennar Partners, Inc. as special servicer (the "Special Servicer"), LaSalle Bank National Association as trustee (the "Trustee") and ABN AMRO Bank N.V. as fiscal agent (the "Fiscal Agent"). Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement, as in effect on the Closing Date.

         The Purchaser has entered into an Underwriting Agreement (the "Underwriting Agreement"), dated as of the date hereof, with Lehman Brothers Inc. ("Lehman"), UBS Warburg LLC ("UBSW") and Bear, Stearns & Co. Inc. (collectively in such capacity, the "Underwriters"), whereby the Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Purchaser has also entered into a Certificate Purchase Agreement (the "Certificate Purchase Agreement"), dated as of the date hereof, with Lehman and UBSW (together in such capacity, the "Placement Agents"), whereby the Purchaser will sell to the Placement Agents all of the remaining Certificates (other than the Residual Interest Certificates).

         In connection with the transactions contemplated hereby, the Seller, UBS (USA), Inc. (the "Co-Indemnitor"), the Purchaser, the Underwriters and the Placement Agents have entered into an Indemnification Agreement (the "Indemnification Agreement"), dated as of the date hereof.

         Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

         SECTION 1. Agreement to Purchase. The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit A. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans accepted by the Purchaser pursuant to the terms hereof. The Mortgage Loans will have an aggregate principal balance of $596,955,859 (the "Initial UBS Pool Balance") as of the close of business on July 11, 2001 (the "Cut-off Date"), after giving effect to any and all payments of principal

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due thereon on or before such date, whether or not received. The purchase and sale of the Mortgage Loans shall take place on July 30, 2001 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The consideration for the Mortgage Loans shall consist of: (A) a cash amount equal to 104.98246% of the Initial UBS Pool Balance, plus interest accrued on each Mortgage Loan at the related Net Mortgage Rate, for the period from and including the Cut-off Date up to but not including the Closing Date, which cash amount shall be paid to the Seller or its designee by wire transfer in immediately available funds (or by such other method as shall be mutually acceptable to the parties hereto) on the Closing Date; and (B) Certificates representing a 43.2342% Percentage Interest in each of the Class R-I, Class R-II and Class R-III Certificates, and a 100% Percentage Interest in the Class R-LR Certificates (all such Residual Interest Certificates, the "Seller's Residual Interest Certificates").

         SECTION 2. Conveyance of Mortgage Loans.

         (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction or waiver of the conditions to closing set forth in Section 5 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date (other than the primary servicing rights and, in the case of the Polo Towne Crossing Mortgage Loan, the right to the assumption fees that by the terms of the related loan documents are payable to the Seller in connection with an assumption involving a specified transferee entity). The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

         (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date for each Mortgage Loan, but collected after such date, shall belong to, and be promptly remitted to, the Seller.

         (c) On or before the Closing Date, the Seller shall, on behalf of the initial Purchaser, deliver to and deposit with the Trustee a Mortgage File for each Mortgage Loan in accordance with the terms of, and conforming to the requirements set forth in, the Pooling and Servicing Agreement. Concurrently with such delivery, the Seller shall deliver copies of the Mortgage Note, Mortgage(s) and any reserve and cash management agreements with respect to each Mortgage Loan to the Master Servicer and the Special Servicer.

         (d) The Seller shall, through an Independent third party (the "Recording/Filing Agent") retained by it, as and in the manner provided in the Pooling and Servicing Agreement (and in any event within 45 days following the later of the Closing Date and the date on which all necessary recording or filing, as applicable, information is available to the Recording/Filing Agent), cause (i) each assignment of Mortgage, each assignment of Assignment of Leases and each UCC-2 and UCC-3 assignment, in favor of, and delivered as part of the related Mortgage File to, the Trustee, to be submitted for recordation or filing, as the case may be, in the appropriate public office for real property records or Uniform Commercial Code financing statements, as appropriate, and
(ii) such assignments to be delivered to the Trustee following their return by the applicable public recording or filing office, as the case may be, with copies of such returned assignments to be delivered to the Master Servicer on a

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monthly basis. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, to the then holder of such Mortgage Loan).

         The Seller shall bear the out-of-pocket costs and expenses of all such recording, filing and delivery contemplated in the preceding paragraph, including, without limitation, any costs and expenses that may be incurred by the Trustee in connection with any such recording, filing or delivery performed by the Trustee at the Seller's request and the fees of the Recording/Filing Agent.

         (e) All documents and records relating to the Mortgage Loans and in the Seller's possession or under its control (the "Additional Mortgage Loan Documents") that are not required to be delivered to the Trustee and that are reasonably necessary for the servicing of each such Mortgage Loan or otherwise reasonably requested by the Master Servicer in connection with its duties under the Pooling and Servicing Agreement, together with all unapplied Escrow Payments and Reserve Funds in the possession or under the control of the Seller that relate to the Mortgage Loans and a statement indicating which Escrow Payments and Reserve Funds are allocable to each Mortgage Loan, shall be delivered or caused to be delivered by the Seller to the Master Servicer (or, at the direction of the Master Servicer, to the appropriate sub-servicer).

         (f) After the Seller's transfer of the Mortgage Loans to the Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Seller to the Purchaser.

         (g) The Seller shall provide the Master Servicer the initial data with respect to each Mortgage Loan for the CMSA Financial File and the CMSA Loan Periodic Update File that are required to be prepared by the Master Servicer pursuant to the Pooling and Servicing Agreement.

         SECTION 3. Representations, Warranties and Covenants of Seller and Additional Party.

         (a) Each of the Seller and the Additional Party (each, for purposes of this Section 3(a), a "Representing Party") hereby represent and warrant to and covenant with the Purchaser, as of the date hereof, that:

              (i) The Representing Party is duly organized or formed, as the case may be, validly existing and in good standing as a legal entity under the laws of the State of Delaware and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement.

              (ii) This Agreement has been duly and validly authorized, executed and delivered by the Representing Party and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Representing

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    Party, enforceable against the Representing Party in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

              (iii) The execution and delivery of this Agreement by the Representing Party and the Representing Party's performance and compliance with the terms of this Agreement will not (A) violate the Representing Party's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Seller is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Representing Party is a party or by which the Representing Party is bound.

              (iv) The Representing Party is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Representing Party's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Representing Party or its properties or have consequences that would materially and adversely affect its performance hereunder.

              (v) The Representing Party is not a party to or bound by any agreement or instrument or subject to any organizational document or any other corporate or limited liability company (as applicable) restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Representing Party's reasonable and good faith judgment, materially and adversely affect the ability of the Representing Party to perform its obligations under this Agreement or that requires the consent of any third person to the execution and delivery of this Agreement by the Representing Party or the performance by the Representing Party of its obligations under this Agreement.

              (vi) Except for the recordation and/or filing of assignments and other transfer documents with respect to the Mortgage Loans, as contemplated by Section 2(d), no consent, approval, authorization or order of, registration or filing with, or notice to, any court or governmental agency or body, is required for the execution, delivery and performance by the Representing Party of or compliance by the Representing Party with this Agreement or the consummation of the transactions contemplated by this Agreement; and no bulk sale law applies to such transactions.

              (vii) No litigation is pending or, to the best of the Representing Party's knowledge, threatened against the Representing Party that would, in the Representing Party good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Representing Party of its obligations under this Agreement.

              (viii) No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Representing Party are pending or contemplated.

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         In addition, the Seller hereby further represents and warrants to, and covenants with, the Purchaser, as of the date hereof, that:

              (i) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan). The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller. After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. The Mortgage Loans do not constitute all or substantially all of the assets of the Seller. The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

              (ii) The Seller will acquire the Seller's Residual Interest Certificates for its own account and not with a view to, or sale or transfer in connection with, any distribution thereof, in whole or in part, in any manner that would violate the Securities Act or any applicable state securities laws.

              (iii) The Seller understands that (A) the Seller's Residual Interest Certificates have not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (B) neither the Purchaser nor any other party is obligated so to register or qualify the Seller's Residual Interest Certificates and
    (C) neither the Seller's Residual Interest Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless it is (1) registered pursuant to the Securities Act and registered or qualified pursuant to any applicable state securities laws or (2) sold or transferred in a transaction which is exempt from such registration and qualification and the Certificate Registrar has received the certifications and/or opinions of counsel required by the Pooling and Servicing Agreement.

              (iv) The Seller understands that it may not sell or otherwise transfer the Seller's Residual Interest Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 5.02 of the Pooling and Servicing Agreement, which provisions it has or, as of the Closing Date, will have carefully reviewed, and that the Seller's Residual Interest Certificates will bear legends that identify the transfer restrictions to which such Certificates are subject.

              (v) Neither the Seller nor anyone acting on its behalf has (A) offered, transferred, pledged, sold or otherwise disposed of any Seller's Residual Interest Certificate, any

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    interest in a Seller's Residual Interest Certificate or any other similar security to any person in any manner, (B) solicited any offer to buy or accept a transfer, pledge or other disposition of any Seller's Residual Interest Certificate, any interest in a Seller's Residual Interest Certificate or any other similar security from any person in any manner, (C) otherwise approached or negotiated with respect to any Seller's Residual Interest Certificate, any interest in a Seller's Residual Interest Certificate or any other similar security with any person in any manner, (D) made any general solicitation by means of general advertising or in any other manner, or (E) taken any other action, that (in the case of any of the acts described in clauses (A) through (E) above) would constitute a distribution of the Seller's Residual Interest Certificates under the Securities Act, would render the disposition of the Seller's Residual Interest Certificates a violation of Section 5 of the Securities Act or any state securities law or would require registration or qualification of the Seller's Residual Interest Certificates pursuant thereto. The Seller will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Seller's Residual Interest Certificates, any interest in the Seller's Residual Interest Certificates or any other similar security.

              (vi) The Seller has been furnished with all information regarding
    (A) the Purchaser, (B) the Seller's Residual Interest Certificates and distributions thereon, (C) the nature, performance and servicing of the Other Loans, (D) the Pooling and Servicing Agreement and the Trust Fund, and
    (E) all related matters, that it has requested.

              (vii) The Seller is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501(a) under the Securities Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Seller's Residual Interest Certificates; the Seller has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Seller is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

              (viii) The Seller is not a Plan and is not directly or indirectly acquiring the Seller's Residual Interest Certificates on behalf of, as named fiduciary of, as trustee of or with assets of a Plan.

              (ix) The Seller is a United States Tax Person and is not a Disqualified Organization.

         (b) The Seller hereby makes, for the benefit of the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or as of such other date expressly set forth therein, each of the representations and warranties set forth on Exhibit B hereto.

         SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller and the Additional Party as of the date hereof that:

              (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

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              (ii) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser and, assuming due authorization, execution and delivery hereof by the Seller and the Additional Party, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

              (iii) The execution and delivery of this Agreement by the Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Purchaser is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound.

              (iv) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

              (v) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof.

         SECTION 5. Notice of Breach; Cure; Repurchase.

         (a) If the Seller or the Additional Party discovers or receives notice of a Document Defect or a breach of any of its representations and warranties made pursuant to Section 3(b) hereof (each such breach, a "Breach") relating to any Mortgage Loan, and such Document Defect or Breach materially and adversely affects the interests of the Purchaser in such Mortgage Loan (in which case any such Document Defect or Breach would be a "Material Document Defect" or a "Material Breach", as the case may be), then (subject to Section 5(b)) the Seller shall within, 90 days after its discovery or receipt of notice of such Material Document Defect or Material Breach (such 90-day period, the "Initial Resolution Period") (or, in the case of a Material Document Defect or Material Breach that affects whether a Mortgage Loan was, as of the Closing Date, is or will continue to be a "qualified mortgage" within the meaning of the REMIC Provisions, not later than 90 days of any party discovering such Material Document Defect or Material Breach), (i) cure such Material Document Defect or Material Breach, as the case may be, in all material respects, which cure shall include payment of any Additional Trust Fund Expenses associated therewith, or
(ii) repurchase the affected Mortgage Loan (or the related Mortgaged Property) from, and in accordance with the directions of, the Purchaser or its designee, at a price equal to the Purchase Price; provided that if (i) any such Material Breach or Material Document Defect, as the case may be, does not affect whether the Mortgage Loan was, as of the Closing Date, is or

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will continue to be a "qualified mortgage" within the meaning of Section
860G(a)(3) of the Code (a "Qualified Mortgage"), (ii) such Material Breach or Material Document Defect, as the case may be, is capable of being cured but not within the applicable Initial Resolution Period, (iii) the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and (iv) the Seller shall have delivered to the Purchaser a certification executed on behalf of the Seller by an officer thereof confirming that such Material Breach or Material Document Defect, as the case may be, is not capable of being cured within the applicable Initial Resolution Period, setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be cured within an additional period not to exceed 90 days beyond the end of the applicable Initial Resolution Period, then the Seller shall have such additional 90-day period (the "Resolution Extension Period") to complete such cure or, failing such, to repurchase the affected Mortgage Loan (or the related Mortgaged Property). Any such repurchase of a Mortgage Loan shall be on a whole loan, servicing released basis. The Seller and the Additional Party shall have no obligation to monitor the Mortgage Loans regarding the existence of a Breach or Document Defect, but if the Seller or the Additional Party discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser.

         In connection with any repurchase of a Loan REMIC Mortgage Loan (as defined in Section 6 hereof) pursuant to this Section 5(a), the Purchaser shall effect, and the Seller shall pay all reasonable costs and expenses, including the costs of any opinions of counsel under the Pooling and Servicing Agreement, relating to, a "qualified liquidation" of the related Loan REMIC in accordance with the REMIC Provisions.

         (b) If one or more (but not all) of the Mortgage Loans constituting a Cross-Collateralized Group are to be repurchased by the Seller as contemplated by Section 5(a), then, prior to the subject repurchase, the Purchaser or its designee shall use reasonable efforts, subject to the terms of the related Mortgage Loans, to prepare and, to the extent necessary and appropriate, have executed by the related Mortgagor and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loans in such Cross-Collateralized Group that are to be repurchased, on the one hand, and the remaining Mortgage Loans therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto; provided that, if such Cross-Collateralized Group is still subject to the Pooling and Servicing Agreement, then no such termination shall be effected unless and until (i) the Purchaser or its designee has received from the Seller
(A) an Opinion of Counsel to the effect that such termination will not cause an Adverse REMIC Event to occur with respect to any REMIC Pool or an Adverse Grantor Trust Event with respect to the Grantor Trust and (B) written confirmation from each Rating Agency that such termination will not cause an Adverse Rating Event to occur with respect to any Class of Certificates, and
(ii) the Controlling Class Representative (if one is acting) has consented (which consent shall not be unreasonably withheld and shall be deemed to have been given if no written objection is received by the Seller within 10 days of the Controlling Class Representative's receipt of a written request for such consent); and provided, further, that the Seller may, at its option, purchase the entire Cross-Collateralized Group in lieu of terminating the cross-collateralization. All costs and expenses incurred by the Purchaser or its designee pursuant to this paragraph shall be included in the calculation of Purchase Price for the Mortgage Loan(s) to be repurchased. If the cross-collateralization of any Cross-Collateralized Group is not or cannot be terminated as contemplated by this paragraph, then, for purposes of (i) determining whether any Breach or Document Defect, as the case may be, materially and adversely affects the interests of the Purchaser in any Mortgage Loan, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

         It shall be a condition to any repurchase of a Mortgage Loan by the Seller pursuant to Section 5(a) that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder. If any Mortgage Loan is to be repurchased as contemplated by Section 5(a), the Seller shall amend the Mortgage Loan Schedule to reflect the removal of such Mortgage Loan and shall forward such amended schedule to the Purchaser.

         (c) It is understood and agreed that the obligations of the Seller set forth in Section 5(a) to cure any Material Breach or Material Document Defect or to repurchase such Mortgage Loan, constitute the sole remedies available to the Purchaser with respect to any Breach or Document Defect.

         SECTION 6. Repurchase of Loan REMIC Mortgage Loans. If the Purchaser or the Master Servicer notify the Seller or the Additional Party that the borrower under either of the Mortgage Loans secured by the Mortgaged Properties identified on the Mortgage Loan Schedule as Rite Aid - Ramona and Long's Drugs, San Pablo (each, a "Loan REMIC Mortgage Loan") intends to defease the related Mortgage Loan prior to the second anniversary of the initial issuance of the Certificates, the Seller shall promptly repurchase the affected Mortgage Loan prior to its being defeased by the subject borrower, with such repurchase to be made at the related Purchase Price in accordance with the directions of the Master Servicer (the date of any such repurchase, a "Loan REMIC Repurchase Date"). In connection with any such repurchase, the Seller shall pay to the Purchaser, together with the Purchase Price, the Early Defeasance Yield Maintenance Premium (as defined below). Upon the repurchase of a Loan REMIC Mortgage Loan pursuant to this Section 6, the Purchaser shall effect, and the Seller shall pay all reasonable costs and expenses, including the costs of any opinions of counsel under the Pooling and Servicing Agreement, relating to, a "qualified liquidation" of the related Loan REMIC in accordance with the REMIC Provisions.

         The "Early Defeasance Yield Maintenance Premium", with respect to either Loan REMIC Mortgage Loan, means an amount equal to the sum of the present values as of the related Loan REMIC Repurchase Date of the related Calculated Payments (as defined below) from the Rite Aid Repurchase Date through the maturity date of such Loan REMIC Mortgage Loan (its "Loan REMIC Loan Maturity Date") determined by discounting such payments at the related Discount Rate. As used in this paragraph, the term "Calculated Payments" means the monthly payments of interest which would be due based on the principal amount of a Loan REMIC Mortgage Loan on the related Loan REMIC Repurchase Date and assuming an interest rate per annum equal to the difference (if such difference is greater than zero) between (x) the interest rate borne by such Loan REMIC Mortgage Loan and (y) the related Yield Maintenance Treasury Rate (as defined below). As used in this paragraph, the term "Discount Rate" means the rate which, when compounded monthly, is equivalent to the Yield Maintenance Treasury Rate (as defined below), when compounded semi-annually. As used in this paragraph, the term "Yield Maintenance Treasury Rate" means the yield calculated by the linear interpolation of the yields, as reported in the Federal Reserve Statistical Release H.15-Selected Interest Rates under the heading U.S. Government Securities/Treasury Constant Maturities for the week ending prior to the related Loan REMIC Repurchase Date, of U.S. Treasury constant maturities with maturity dates (one longer or one shorter) most nearly approximating the related Loan REMIC Maturity Date.

         SECTION 7. Obligations of the Additional Party. The Additional Party hereby covenants and agrees with the Purchaser that the Additional Party shall be liable to the Purchaser and any designee thereof to the same extent as the Seller as set forth herein, for all the obligations of the Seller hereunder, including, without limitation, the Seller's obligation to repurchase a Mortgage Loan pursuant to Sections 5 and 6 hereof. The Additional Party further agrees that the Purchaser shall not be bound or obligated to initially request the Seller to perform any of its obligations hereunder, but may instead initially request Additional Party to perform such obligations. Additionally, the Additional Party agrees that the Purchaser shall not be bound or obligated in anyway to exhaust recourse against the Seller before being entitled to demand the performance by the Additional Party of its obligations hereunder.

         SECTION 8. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Sidley Austin Brown & Wood, 875 Third Avenue, New York, New York 10022 at 10:00 A.M., New York City time, on the Closing Date.

         The Closing shall be subject to each of the following conditions:

         (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement, and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement, shall be true and correct in all material respects as of the Closing Date;

         (b) Insofar as it affects the obligations of the Seller hereunder, the Pooling and Servicing Agreement shall be in a form mutually acceptable to the Purchaser and the Seller;

         (c) All documents specified in Section 9 of this Agreement (the "Closing Documents"), in such forms as are reasonably acceptable to the Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

         (d) The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf), the Master Servicer and the Special Servicer all documents and funds required to be delivered to the Trustee, the Master Servicer and the Special Servicer, respectively, pursuant to Section 2 of this Agreement;

         (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

         (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

         (g) Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

         Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

         SECTION 9. Closing Documents. The Closing Documents shall consist of the following:

         (a) This Agreement duly executed by the Purchaser, the Additional Party and the Seller;

         (b) The Pooling and Servicing Agreement duly executed by the parties thereto;

         (c) The Indemnification Agreement duly executed by the parties thereto;

         (d) Certificates of each of the Seller and the Additional Party, executed by a duly authorized officer of the Seller or the Additional Party, as the case may be, and dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that: (i) the representations and warranties of the Seller or the Additional Party, as the case may be, in this Agreement and of the Seller in the Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller or the Additional Party, as the case may be, has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

         (e) An Officer's Certificate from an officer of each of the Seller and the Additional Party, in his or her individual capacity, dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that each individual who, as an officer or representative of the Seller or the Additional Party, as the case may be, signed this Agreement, the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or in the Indemnification Agreement, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

         (f) As certified by an officer of each of the Seller and the Additional Party, true and correct copies of (i) the resolutions of the board of directors authorizing the Seller's entering into the transactions contemplated by this Agreement and the Indemnification Agreement, (ii) the organizational documents of the Seller or the Additional Party, as the case may be, and (iii) a certificate of good standing of the Seller or the Additional Party, as the case may be, issued by the Secretary of State of the State of Delaware not earlier than 10 days prior to the Closing Date;

         (g) A Certificate of the Co-Indemnitor, executed by a duly authorized officer of the Co-Indemnitor and dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that the representations and warranties of the Co-Indemnitor in the Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date;

         (h) An Officer's Certificate from an officer of the Co-Indemnitor, in his or her individual capacity, dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that each individual who, as an officer or representative of the Co-Indemnitor, signed the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated therein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

         (i) As certified by an officer of the Co-Indemnitor, true and correct copies of (i) the resolutions of the board of directors authorizing the Co-Indemnitor's entering into the transactions contemplated by the Indemnification Agreement, (ii) the organizational documents of the Co-Indemnitor, and (iii) a certificate of good standing of the Co-Indemnitor issued by the Secretary of State of the State of Delaware not earlier than 10 days prior to the Closing Date;

         (j) A favorable opinion of Cadwalader, Wickersham & Taft, special counsel to the Seller, the Additional Party and the Co-Indemnitor, substantially in the form attached hereto as Exhibit C-1, dated the Closing Date and addressed to the initial Purchaser, the Underwriters, the Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement, together with such other opinions of Cadwalader, Wickersham & Taft as may be required by the Rating Agencies in connection with the transactions contemplated hereby;

         (k) A favorable opinion of in-house counsel to each of the Seller, the Additional Party and the Co-Indemnitor, substantially in the form attached hereto as Exhibit C-2, dated the Closing Date and addressed to the initial Purchaser, the Underwriters, the Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement;

         (l) In connection with the Seller's receipt of the Seller's Residual Interest Certificates, a Transfer Affidavit and Agreement in the form contemplated by the Pooling and Servicing Agreement; and

         (m) Such further certificates, opinions and documents as the Purchaser may reasonably request.

         SECTION 10. Costs. 43.2342% of all reasonable out-of-pocket costs and expenses incurred by the Seller, the initial Purchaser, the Underwriters, the Placement Agents and the seller of the Other Loans to the Purchaser in connection with the securitization of the Securitized Loans and the other transactions contemplated by this Agreement, the Underwriting Agreement and the Certificate Purchase Agreement shall be payable by the Seller.

         SECTION 11. Grant of a Security Interest. The parties hereto agree that it is their express intent that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then it is the express intent of the parties that: (i) such conveyance shall be deemed to be a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller; (ii) this Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (iii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (iv) the assignment to the Trustee of the interest of the Purchaser in and to the Mortgage Loans shall be deemed to be an assignment of any security interest created hereunder; (v) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes for the Mortgage Loans, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-313 of the applicable Uniform Commercial Code; and (vi) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from such persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

         SECTION 12. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice hereunder to the other parties. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

         SECTION 13. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller, the Additional Party and/or the Co-Indemnitor submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee).

         SECTION 14. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

         SECTION 15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

         SECTION 16. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES). THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

         SECTION 17. Further Assurances. The Seller, the Additional Party and the Purchaser agree to execute and deliver such instruments and take such further actions as any other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

         SECTION 18. Successors and Assigns. The rights and obligations of the Seller and the Additional Party under this Agreement shall not be assigned by the Seller or the Additional Party without the prior written consent of the Purchaser, except that any person into which the Seller or the Additional Party, as the case may be, may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller or the Additional Party, as the case may be, is a party, or any person succeeding to all or substantially all of the business of the Seller or the Additional Party, shall be the successor to the Seller or the Additional Party, as the case may be, hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their respective successors and permitted assigns.

         SECTION 19. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. The Seller's and the Additional Party's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, unless the Seller or the Additional Party, as applicable, has consented to such amendment or modification in writing.

         IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.


                                     SELLER

                                     UBS WARBURG REAL ESTATE INVESTMENTS  INC.


                                     By:
                                         --------------------------------------
                                           Name:
                                           Title:


                                     By:
                                         --------------------------------------
                                           Name:
                                           Title:

                                     Address for Notices:
                                     1285 Avenue of the Americas, 11th Floor
                                     New York, New York  10019
                                     Attention:  Ahmed Alali
                                     Telecopier No.:  (212) 821-3162




                                     ADDITIONAL PARTY

                                     UBS PRINCIPAL FINANCE LLC

                                     By:
                                         --------------------------------------
                                           Name:
                                           Title:


                                     By:
                                         --------------------------------------
                                           Name:
                                           Title:

                                     Address for Notices:
                                     1285 Avenue of the Americas, 11th Floor
                                     New York, New York  10019
                                     Attention:  Ahmed Alali
                                     Telecopier No.:  (212) 821-3162

                                     PURCHASER

                                     STRUCTURED ASSET SECURITIES CORPORATION


                                     By:
                                         --------------------------------------
                                           Name:
                                           Title:

                                     Address for Notices:
                                     Structured Asset Securities Corporation
                                     Three World Financial Center
                                     New York, NY  10285
                                     Attention:  Tricia Hall
                                     Telecopier No.:  (212) 526-3738

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                             MORTGAGE LOAN SCHEDULE


UBS
LOANS:  57
BALANCE:  596,955,859

    LOAN
  MORTGAGE
   NUMBER                            PROPERTY NAME                                        STREET ADDRESS
-------------------------------------------------------------------------------------------------------------------------
     2        Cape Cod                                                    769 Iyannough Road
     5        Shoppingtown Mall                                           3649 Erie Boulevard East
     6        International Place                                         1735 North Lynn Street
     8        Northampton Crossings                                       State Routes 248 and 33
     9        Park Central                                                3110 North Central Avenue, 3115-3121 North 3rd Avenue,
                                                                            241 West Osborn Road
    10        Nexus - Canyon Park Laboratory                              21720 23rd Drive Southeast
    11        740 South Olive Street                                      740 South Olive Street
    12        Sacramento Corporate Center                                 501 J Street
    14        One Hoyt Street                                             One Hoyt Street
    16        Polo Towne Crossing                                         2100-2208 Dallas Parkway
    17        U-Haul B Portfolio                                          Various
    20        Food 4 Less Center-Santa Ana                                1900 North Grand Avenue
    21        U-Haul A Portfolio                                          Various
    25        Martin Square                                               4420-4484 Weston Road
    26        Wichita Apartments Portfolio                                Various
    28        Food 4 Less Center-Buena Park                               105, 117, 121, 135 North Beach Boulevard and 3021
                                                                            Lincoln Avenue
    30        Home Depot                                                  12960 Foothill Boulevard
    32        38 East 61st Street                                         38 East 61st Street
    36        Moreno Valley Corporate Center                              Cactus Avenue & Elsworth Street
    41        Food 4 Less Center-Norwalk                                  10901 Imperial Highway
    42        Merrill Lynch Office Building                               3401 College Boulevard
    45        Food 4 Less Center-Inglewood                                3200 Century Boulevard
    49        EST                                                         90 Fieldston Court
    50        Food 4 Less-West Covina                                     615 North Azusa Avenue
    52        TLM Portfolio                                               Various
    53        Piney Green Shopping Center                                 175 Freedom Way
    55        Long's Drugs - San Pablo                                    800 San Pablo Town Center
    60        Food 4 Less Center-Long Beach                               2185 East South Street
    64        Sprout Brook Center                                         556 Route 17 North
    65        Food 4 Less Center-Anaheim                                  88 East Orangethorpe Avenue and 1600 North Lemon Street
    69        10 Atlantic Portfolio                                       Various
    71        Rite Aid - Ramona                                           1670 Main Street
    78        Overlook Apartments                                         3158 Steele Street
    79        1260 Silas Deane Highway                                    1260 Silas Deane Highway
    80        319 East 8th Street                                         319 East 8th Street
    81        The Eagle Vail Industrial Center                            41266 US Highway 6 & 24
    82        CVS Plaza                                                   217 Main Street
    86        Lancer Square Shopping Center                               3203-3285 Independence Parkway
    95        Van Nuys                                                    7203-7219 Van Nuys Boulevard and 14505-14523 Sherman Way
    96        Expressway Center                                           3845-3895 North Perris Boulevard & 85-185 Ramona
                                                                            Expressway
    97        Quail Ridge                                                 2187 Gauthier Road
   101        Walgreen's                                                  1011 West MacArthur Drive
   105        Sherwood Forest & Lamplighter Mobile Home Parks             Various
   109        Wellington Business Park                                    5 Dartmouth Road
   111        The Chase Bank Building                                     8799 North Loop East
   116        Desert Cove Industrial Center                               2224-2240 West Desert Cove
   117        Creston Apartments                                          901 Rupp Avenue, 33 William Penn Drive and 4412 & 4420
                                                                            Gettysburg Road
   118        Ninety East Mobile Home Park                                6675 Highway 90 East
   119        Cooper Marketplace                                          825 South Cooper Road
   124        Park South Apartments                                       200, 700 & 800 Park South Boulevard and 102 Park South
                                                                            Court
   126        1864-1870 North Vermont Avenue                              1864-1870 North Vermont Avenue
   128        Stoneybrook Mobile Home Park                                New York State Route 26
   130        Ames Portfolio                                              Various
   131        614 Massachusetts Avenue                                    614 Massachusetts Avenue
   132        Edgewater & Edgewood Portfolio                              Various
   133        Azure Lane Apartments and Ridgewood Avenue Apartments       Various
   134        301 Northwest 32nd Court                                    301 Northwest 32nd Court

     LOAN                                                             CUT-OFF         MONTHLY       ORIGINAL
   MORTGAGE                                             ZIP            DATE             P&I         MORTGAGE
    NUMBER                 CITY          STATE          CODE          BALANCE         PAYMENT         RATE
--------------------------------------------------------------------------------------------------------------
  2             Hyannis                    MA            02601     99,694,016.83    651,725.37          6.797
  5             DeWitt                     NY            13214     43,451,161.35    319,187.59          8.000
  6             Arlington                  VA            22209     40,951,842.19    295,998.85          7.830
  8             Lower Nazareth Township    PA            18045     37,398,718.49    257,343.99          7.310
  9             Phoenix                    AZ            85013     32,368,404.19    245,076.16          8.290
 10             Bothell                    WA            98021     23,167,988.11    166,744.95          7.750
 11             Los Angeles                CA            90014     22,213,926.73    157,419.02          7.630
 12             Sacramento                 CA            95814     22,211,330.47    165,595.21          8.150
 14             Brooklyn                   NY            11201     17,987,675.03    130,824.97          7.900
 16             Plano                      TX            75093     17,213,132.97    118,026.62          7.280
 17             Various                    VAR         Various     16,474,117.29    121,881.71          8.080
 20             Santa Ana                  CA            92705     13,690,193.39     97,486.61          7.680
 21             Various                    VAR         Various     13,506,077.96     99,923.04          8.080
 25             Davie                      FL            33331     12,538,463.59     90,440.69          7.490
 26             Wichita                    KS          Various     11,888,023.73     93,975.85          8.700
 28             Anaheim                    CA            92801     11,291,911.34     80,408.66          7.680
 30             San Fernando               CA            91342     10,678,269.38     74,815.95          7.500
 32             New York                   NY            10021      9,543,259.71     68,417.37          7.750
 36             Moreno Valley              CA            90303      8,537,550.48     61,331.46          7.650
 41             Norwalk                    CA            90650      7,694,488.26     54,791.74          7.680
 42             Leawood                    KS            66206      7,594,460.54     53,609.46          7.590
 45             Inglewood                  CA            90303      6,955,017.96     49,526.04          7.680
 49             Cheshire                   CT            06410      6,295,772.83     46,227.17          8.000
 50             West Covina                CA            91790      5,995,705.13     42,694.87          7.680
 52             Various                    VAR         Various      5,900,000.00     42,727.92          7.860
 53             Midway Park                NC            28544      5,588,358.92     38,773.27          7.400
 55             San Pablo                  CA            94806      5,452,834.13     39,923.82          6.739
 60             Long Beach                 CA            90805      5,116,335.05     36,432.95          7.680
 64             Paramus                    NJ            07652      4,989,545.75     34,533.76          7.375
 65             Anaheim                    CA            92801      4,878,961.89     51,785.61          7.530
 69             Various                    MA          Various      4,647,511.86     36,266.99          8.550
 71             Ramona                     CA            92065      4,606,704.17     33,728.74          6.739
 78             Memphis                    TN            38127      3,994,986.36     28,188.03          7.580
 79             Wethersfield               CT            06109      3,860,625.69     28,279.21          7.970
 80             New York                   NY            10009      3,794,938.23     26,155.07          7.340
 81             Avon                       CO            81620      3,745,299.71     26,426.28          7.580
 82             West Orange                NJ            07052      3,737,402.63     27,000.87          7.830
 86             Plano                      TX            75075      3,296,041.76     23,641.60          7.750
 95             Van Nuys                   CA            91405      2,996,631.81     22,012.94          8.000
 96             Perris                     CA            92571      2,989,677.00     21,908.46          7.950
 97             Lake Charles               LA            70607      2,976,303.04     21,082.01          7.620
101             Webb City                  MO            64870      2,794,533.31     19,804.07          7.625
105             Arlington                  TX            76012      2,495,167.66     19,088.85          7.875
109             Auburn                     NH            03032      2,322,174.71     16,576.32          7.700
111             Houston                    TX            77029      2,188,482.15     15,825.85          7.840
116             Phoenix                    AZ            85029      1,881,684.34     13,555.16          7.800
117             Camp Hill                  PA            17011      1,818,720.16     13,327.65          7.950
118             Lake Charles               LA            70615      1,760,756.06     12,351.31          7.520
119             Gilbert                    AZ            85233      1,668,094.75     12,184.09          7.940
124             Arden                      NC            28704      1,473,936.07     10,446.79          7.590
126             Los Angeles                CA            90027      1,292,608.16      9,412.13          7.900
128             Lee                        NY            13363      1,223,503.65      8,716.87          7.680
130             Various                    ME          Various      1,132,890.82      8,719.48          8.500
131             Boston                     MA            02118      1,024,293.89      7,428.40          7.870
132             Various                    OH          Various        768,631.45      6,096.82          8.300
133             Cocoa Beach                FL            32931        697,051.85      5,197.48          8.125
134             Pompano Beach              FL            33064        499,664.51      3,668.82          8.000
                                                                  596,955,859.49

     LOAN         REMAINING                    REMAINING      INTEREST     ADMINISTRATIVE     PRIMARY                   MORTGAGE
   MORTGAGE        TERM TO      MATURITY-     AMORTIZATION     ACCRUAL          COST         SERVICING      GROUND        LOAN
    NUMBER         MATURITY        ARD            TERM          BASIS           RATE            FEE         LEASE?       SELLER
-----------------------------------------------------------------------------------------------------------------------------------
       2            116             3/11/11       356        Act/360          0.1009         0.05        Fee Simple          UBS
       5            118             5/11/11       358        Act/360          0.1009         0.05        Fee Simple          UBS
       6            118             5/11/11       358        Act/360          0.1009         0.05        Fee Simple          UBS
       8            116             3/11/11       356        Act/360          0.1009         0.05        Fee Simple          UBS
       9            113            12/11/10       353        Act/360          0.1009         0.05        Fee Simple          UBS
      10            113            12/11/10       353        Act/360          0.1009         0.05        Fee Simple          UBS
      11            119             6/11/11       359        Act/360          0.1009         0.05        Fee Simple          UBS
      12            117             4/11/11       357        Act/360          0.1009         0.05        Fee Simple          UBS
      14            119             6/11/11       359        Act/360          0.1009         0.05        Fee Simple          UBS
      16            117             4/11/11       357        Act/360          0.1009         0.05        Fee Simple          UBS
      17            120             7/11/11       359        Act/360          0.1009         0.05        Fee Simple          UBS
      20            119             6/11/11       359        Act/360          0.1009         0.05        Fee Simple          UBS
      21            120             7/11/11       359        Act/360          0.1009         0.05        Fee Simple          UBS
      25            118             5/11/11       322        Act/360          0.1009         0.05        Fee Simple          UBS
      26            102              1/1/10       342        Act/360          0.1009         0.05        Fee Simple          UBS
      28            119             6/11/11       359        Act/360          0.1009         0.05        Fee Simple          UBS
      30            117             4/11/11       357        Act/360          0.1009         0.05        Fee Simple          UBS
      32            119             6/11/11       359        Act/360          0.1009         0.05        Fee Simple          UBS
      36            118             5/11/11       344        Act/360          0.1009         0.05        Fee Simple          UBS
      41            119             6/11/11       359        Act/360          0.1009         0.05        Fee Simple          UBS
      42            119             6/11/11       359        Act/360          0.1009         0.05        Fee Simple          UBS
      45            119             6/11/11       359        Act/360          0.1009         0.05        Fee Simple          UBS
      49            119             6/11/11       359        Act/360          0.1009         0.05        Fee Simple          UBS
      50            119             6/11/11       359        Act/360          0.1009         0.05        Fee Simple          UBS
      52            120             7/11/11       360        Act/360          0.1009         0.05        Fee Simple          UBS
      53            117             4/11/11       357        Act/360          0.1009         0.05        Fee Simple          UBS
      55            224             3/10/20       260        30/360           0.1009         0.05        Fee Simple          UBS
      60            119             6/11/11       359        Act/360          0.1009         0.05        Fee Simple          UBS
      64            117             4/11/11       357        Act/360          0.1009         0.05        Fee Simple          UBS
      65            119             6/11/11       143        Act/360          0.1009         0.05        Leasehold           UBS
      69            101             12/1/09       341        Act/360          0.1009         0.05        Fee Simple          UBS
      71            224             3/10/20       260        30/360           0.1009         0.05        Fee Simple          UBS
      78            118             5/11/11       358        Act/360          0.1009         0.05        Fee Simple          UBS
      79            118             5/11/11       358        Act/360          0.1009         0.05        Fee Simple          UBS
      80            118             5/11/11       358        Act/360          0.1009         0.05        Fee Simple          UBS
      81            118             5/11/11       358        Act/360          0.1009         0.05        Fee Simple          UBS
      82            119             6/11/11       359        Act/360          0.1009         0.05        Fee Simple          UBS
      86            118             5/11/11       358        Act/360          0.1009         0.05        Fee Simple          UBS
      95            118             5/11/11       358        Act/360          0.1009         0.05        Fee Simple          UBS
      96            115             2/11/11       355        Act/360          0.1009         0.05        Fee Simple          UBS
      97            118             5/11/11       358        Act/360          0.1009         0.05        Fee Simple          UBS
     101            118             5/11/11       358        Act/360          0.1009         0.05        Fee Simple          UBS
     105            118             5/11/11       298        Act/360          0.1009         0.05        Fee Simple          UBS
     109            118             5/11/11       358        Act/360          0.1009         0.05        Fee Simple          UBS
     111            119             6/11/11       359        Act/360          0.1009         0.05        Fee Simple          UBS
     116            119             6/11/11       359        Act/360          0.1009         0.05        Fee Simple          UBS
     117            115             2/11/11       355        Act/360          0.1009         0.05        Fee Simple          UBS
     118            118             5/11/11       358        Act/360          0.1009         0.05        Fee Simple          UBS
     119            118             5/11/11       358        Act/360          0.1009         0.05        Fee Simple          UBS
     124            113            12/11/10       353        Act/360          0.1009         0.05        Fee Simple          UBS
     126            117             4/11/11       357        Act/360          0.1009         0.05        Fee Simple          UBS
     128            118             5/11/11       358        Act/360          0.1009         0.05        Fee Simple          UBS
     130            118             5/11/11       358        Act/360          0.1009         0.05        Fee Simple          UBS
     131            119             6/11/11       359        Act/360          0.1009         0.05        Fee Simple          UBS
     132            118             5/11/11       298        Act/360          0.1009         0.05        Fee Simple          UBS
     133            113            12/11/10       353        Act/360          0.1009         0.05        Fee Simple          UBS
     134            119             6/11/11       359        Act/360          0.1009         0.05        Fee Simple          UBS

     LOAN                            ARD       ANTICIPATED                  CREDIT LEASE LOAN           LEASE
   MORTGAGE                       MORTGAGE      REPAYMENT       ARD         (TENANT, GUARANTOR       ENHANCEMENT
    NUMBER        DEFEASANCE        LOAN          DATE         SPREAD        OR RATED PARTY)           POLICY
---------------------------------------------------------------------------------------------------------------------
       2        Defeasance             No                      0.00               No
       5        Defeasance             No                      0.00               No
       6        Defeasance             Yes       5/11/31       2.00               No
       8        Defeasance             Yes       3/11/31       2.00               No
       9        Defeasance             Yes      12/11/30       2.00               No
      10        Defeasance             Yes      12/11/30       2.00               No
      11        Defeasance             Yes       6/11/31       2.00               No
      12        Defeasance             No                      0.00               No
      14        Defeasance             Yes       6/11/31       2.00               No
      16        Defeasance             Yes       4/11/31       2.00               No
      17        Defeasance             Yes       7/11/31       2.00               No
      20        Defeasance             No                      0.00               No
      21        Defeasance             Yes       7/11/31       2.00               No
      25        Defeasance             Yes       5/11/28       2.00               No
      26        Defeasance             No                      0.00               No
      28        Defeasance             No                      0.00               No
      30        Defeasance             Yes       4/11/31       2.00               No
      32        Defeasance             Yes       6/11/31       2.00               No
      36        Defeasance             No                      0.00               No
      41        Defeasance             No                      0.00               No
      42        Defeasance             Yes       6/11/31       2.00               No
      45        Defeasance             No                      0.00               No
      49        Defeasance             Yes       6/11/31       2.00               No
      50        Defeasance             No                      0.00               No
      52        Defeasance             Yes       7/11/31       2.00               No
      53        Defeasance             No                      0.00               No
      55        Defeasance             No                      0.00               No
      60        Defeasance             No                      0.00               No
      64        Defeasance             No                      0.00               No
      65        Defeasance             No                      0.00               No
      69        Defeasance             No                      0.00               No
      71        Defeasance             No                      0.00               No
      78        Defeasance             No                      0.00               No
      79        Defeasance             Yes       5/11/31       2.00               No
      80        Defeasance             Yes       5/11/31       2.00               No
      81        Defeasance             No                      0.00               No
      82        Defeasance             Yes       6/11/31       2.00               No
      86        Defeasance             Yes       5/11/31       2.00               No
      95        Defeasance             Yes       5/11/31       2.00               No
      96        Defeasance             Yes       2/11/31       2.00               No
      97        Defeasance             No                      0.00               No
     101        Defeasance             No                      0.00               No
     105        Defeasance             No                      0.00               No
     109        Defeasance             No                      0.00               No
     111        Defeasance             No                      0.00               No
     116        Defeasance             No                      0.00               No
     117        Defeasance             No                      0.00               No
     118        Defeasance             No                      0.00               No
     119        Defeasance             No                      0.00               No
     124        Defeasance             No                      0.00               No
     126        Defeasance             No                      0.00               No
     128        Defeasance             No                      0.00               No
     130        Defeasance             No                      0.00               No
     131        Defeasance             No                      0.00               No
     132        Defeasance             No                      0.00               No
     133        Defeasance             No                      0.00               No
     134        Defeasance             No                      0.00               No

     LOAN         RESIDUAL                          MORTGAGE
   MORTGAGE         VALUE           CROSS          LOAN SELLER           BORROWER
    NUMBER        INSURANCE     COLLATERALIZED       LOAN ID           CONCENTRATION
----------------------------------------------------------------------------------------
     2          No                     No               LG7812          No
     5          Yes                    No                 7761          No
     6          Yes                    No                 7495          No
     8          Yes                    No                 7842          No
     9          Yes                    No                 7183          No
    10          Yes                    No                 7513          No
    11          Yes                    No                 8108          No
    12          Yes                    No                 7752          Yes - Thompson
    14          Yes                    No                 9992          No
    16          Yes                    No                 7965          No
    17          Yes                    Yes - U-Haul     7948-B          Yes - Sac
    20          Yes                    No                 8180          Yes - Wall
    21          Yes                    Yes - U-Haul     7948-A          Yes - Sac
    25          Yes                    No                 8089          No
    26          Yes                    Yes - Wichita      9958          No
    28          Yes                    No                 8174          Yes - Wall
    30          Yes                    No                 8016          No
    32          Yes                    No                 8231          No
    36          Yes                    No                 7010          Yes - Thompson
    41          Yes                    No                 8179          Yes - Wall
    42          Yes                    No                 8010          No
    45          Yes                    No                 8176          Yes - Wall
    49          Yes                    No                 8071          No
    50          Yes                    No                 8173          Yes - Wall
    52          Yes                    Yes - TLM          8101          No
    53          Yes                    No                 8012          No
    55          No                     No                 5448          No
    60          Yes                    No                 8178          Yes - Wall
    64          Yes                    No                 7841          No
    65          Yes                    No                 8182          Yes - Wall
    69          Yes                    Yes - Atlantic     9991          No
    71          No                     No                 5447          No
    78          Yes                    No                 8000          No
    79          Yes                    No                 7941          No
    80          Yes                    No                 8049          No
    81          Yes                    No                 7933          No
    82          Yes                    No                 8263          No
    86          Yes                    No                 7543          No
    95          Yes                    No                 7800          No
    96          Yes                    No                 7517          No
    97          Yes                    No                 8109          Yes - Coleman
   101          Yes                    No                 8022          No
   105          Yes                    Yes  - Sherwood    7874          No
   109          Yes                    No                 8013          No
   111          Yes                    No                 8168          No
   116          Yes                    No                 8039          No
   117          Yes                    No                 7397          No
   118          Yes                    No                 8110          Yes - Coleman
   119          Yes                    No                 7679          No
   124          Yes                    No                 7628          No
   126          Yes                    No                 9990          No
   128          Yes                    No                 7927          No
   130          Yes                    Yes - Ames         7754          No
   131          Yes                    No                 7897          No
   132          Yes                    Yes  - Edgewater   7721          No
   133          Yes                    Yes - Azure        7514          No
   134          Yes                    No                 7271          No

                                    EXHIBIT B

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

                  (i) Mortgage Loan Schedule. The information pertaining to such Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of its Due Date in July 2001.

                  (ii) Legal Compliance. If such Mortgage Loan was originated by the Seller or an affiliate of the Seller, then, as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; and, if such Mortgage Loan was not originated by the Seller or an affiliate of the Seller, then, to the best of the Seller's knowledge after having performed the type of due diligence customarily performed by prudent institutional commercial and multifamily mortgage lenders, as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan.

                  (iii) Ownership of Mortgage Loan. The Seller owns such Mortgage Loan, has good and marketable title thereto, has full right, power and authority to sell, assign and transfer such Mortgage Loan and is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan, exclusive of the servicing rights pertaining thereto; no provision of the Mortgage Note, Mortgage(s) or other loan documents relating to such Mortgage Loan prohibits or restricts the Seller's right to assign or transfer such Mortgage Loan; no governmental or regulatory approval or consent is required for the sale of such Mortgage Loan by the Seller; and the Seller has validly conveyed to the Trustee a legal and beneficial interest in and to such Mortgage Loan free and clear of any lien, claim or encumbrance of any nature.

                  (iv) No Holdback. The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder.

                  (v) Loan Document Status. Each of the related Mortgage Note, Mortgage(s), Assignment(s) of Leases, if any, and other agreements executed in connection therewith is the legal, valid and binding obligation of the maker thereof (subject to the non-recourse provisions therein and any state anti-deficiency legislation), enforceable in accordance with its terms, except that (A) such enforcement may be limited by (1) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and (2) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and (B) certain provisions in the subject agreement or instrument may be further limited or rendered unenforceable by applicable law, but subject to the limitations set forth in the foregoing clause (A), such limitations will not render that subject agreement or instrument invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided by the subject agreement or instrument; and, in the case of the related Mortgage Note, Mortgage(s) and Assignment(s) of Leases, a legal opinion to such effect was obtained by the originator of such Mortgage Loan at the time of origination. The Mortgage Loan is non-recourse to the Mortgagor or any other Person except for certain nonrecourse carveouts and any applicable guarantees. If such Mortgage Loan has a Cut-off Date Balance of $15 million or more, the related Mortgagor or another Person has agreed to be liable for all liabilities, costs, losses, damages, expenses or claims suffered or incurred by the mortgagee under such Mortgage Loan by reason of or in connection with and to the extent of (A) any intentional fraud or material intentional misrepresentation by the related Mortgagor and (B) any breach on the part of the related Mortgagor of any environmental representations, warranties and covenants contained in the related Mortgage Loan documents; provided that, instead of any breach described in clause (B) of this sentence, the related Mortgagor or such other Person may instead be responsible for liabilities, costs, losses, damages, expenses and claims resulting from a breach of the obligations and indemnities of the related Mortgagor under the related Mortgage Loan documents relating to hazardous or toxic substances, radon or compliance with environmental laws.

                  (vi) No Right of Rescission. As of the date of its origination there was no valid offset, defense, counterclaim or right to rescission with respect to any of the related Mortgage Note, Mortgage(s) or other agreements executed in connection therewith; and, as of the Closing Date, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements; and, to the actual knowledge of the Seller, no such claim has been asserted.

                  (vii) Assignments. The assignment of the related Mortgage(s) and Assignment(s) of Leases to the Trustee constitutes the legal, valid, binding and enforceable assignment of such documents in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (viii) First Lien. Each related Mortgage is a valid and, subject to the limitations and exceptions in paragraph (b)(v) above, enforceable first lien on the related Mortgaged Property and all buildings thereon and fixtures thereto, which Mortgaged Property is free and clear of all encumbrances and liens having priority over or on a parity with the first lien of such Mortgage, except for (A) liens for real estate taxes and special assessments not yet due and delinquent, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being customarily acceptable to mortgage lending institutions generally or specifically reflected in the appraisal (if any) of such Mortgaged Property made in connection with the origination of such Mortgage Loan, and (C) other matters to which like properties are commonly subject (the exceptions set forth in the foregoing clauses (A), (B) and (C) collectively, "Permitted Encumbrances"); and such Permitted Encumbrances do not, individually or in the aggregate, materially and adversely interfere with the benefits of the security intended to be provided by such Mortgage, materially and adversely interfere with the current use or operation of the related Mortgaged Property or materially and adversely affect the value or marketability of such Mortgaged Property or the ability of the related Mortgagor to timely pay in full the principal and interest on the related Mortgage Note. If the related Mortgaged Property is operated as a nursing facility or a hospitality property, the related Mortgage, together with any separate security agreement, chattel mortgage or similar agreement and UCC financing statement, if any, establishes and creates a first priority, perfected security interest (subject only to any prior purchase money security interest), to the extent such security interest can be perfected by the recordation of a Mortgage or the filing of a UCC financing statement, in all personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property.

                  (ix) Financing Statements. The Seller has filed and/or recorded in all appropriate public filing and recording offices all UCC-1 financing statements necessary to create and perfect a security interest in and lien on the items of personal property described therein (such description being consistent with the practices of prudent commercial mortgage lenders), which personal property includes, in the case of healthcare facilities and hotel properties, all furniture, fixtures, equipment and other personal property located at the subject Mortgaged Property that is owned by the related Mortgagor and necessary or material to the operation of the subject Mortgaged Property (or, if not filed and/or recorded, the Seller has submitted such UCC-1 financing statements for filing and/or recording and such UCC-1 financing statements are in form and substance acceptable for filing and/or recording), to the extent perfection may be effected pursuant to applicable law by recording or filing.

                  (x) Taxes and Assessments. All taxes, governmental assessments, ground rents, water charges or sewer rents that prior to the related Due Date in July 2001 became due and owing in respect of, and materially affect, any related Mortgaged Property have been paid, and the Seller knows of no unpaid tax, assessment, ground rent, water charges or sewer rent that prior to the Closing Date became due and owing in respect of any related Mortgaged Property, or in any such case an escrow of funds in an amount sufficient to cover such payments has been established.

                  (xi) No Material Damage. As of the date of its origination, there was no proceeding pending for the total or partial condemnation of any related Mortgaged Property that materially affects the value thereof, and each such Mortgaged Property was free of material damage; and, as of the Closing Date, to the actual knowledge of the Seller, there was no pending proceeding for the total or partial condemnation of any related Mortgaged Property that materially affects the value thereof, and such Mortgaged Property is free of material damage. If such Mortgage Loan has a Cut-off Date Balance of $15 million or more, then (except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage or other loan documents relating to such Mortgage Loan, and subject to any rights of the lessor under any related Ground Lease) any condemnation awards will be applied either to the repair or restoration of all or part of the related Mortgaged Property or the reduction of the outstanding principal balance of such Mortgage Loan.

                  (xii) Title Insurance. Each related Mortgaged Property is covered by an ALTA (or its equivalent) lender's title insurance policy issued by a nationally recognized title insurance company, insuring that each related Mortgage is a valid first lien on such Mortgaged Property in the original principal amount of such Mortgage Loan after all advances of principal, subject only to Permitted Encumbrances (which Permitted Encumbrances do not, individually or in the aggregate, materially and adversely interfere with the benefits of the security intended to be provided by such Mortgage, materially and adversely interfere with the current use or operation of the related Mortgaged Property or materially or adversely affect the value or marketability of such Mortgaged Property or the ability of the related Mortgagor to timely pay in full the principal and interest on the related Mortgage Note), or there is a binding commitment from a title insurer qualified and/or licensed in the applicable jurisdiction, as required, to issue such policy; such title insurance policy, if issued, is in full force and effect, all premiums have been paid, is freely assignable and will inure solely to the benefit of the Trustee as mortgagee of record, or any such commitment is a legal, valid and binding obligation of such insurer; no claims have been made by the Seller or any prior mortgagee under such title insurance policy, if issued; and neither the Seller nor, to the best of the Seller's knowledge, any prior mortgagee has done, by act or omission, anything that would materially impair the coverage of any such title insurance policy; such policy or commitment contains no exclusion for (or alternatively it insures, unless such coverage is unavailable in the relevant jurisdiction) (A) access to a public road, (B) that there is no material encroachment by any improvements on the Mortgaged

Property, and (C) that the area shown on the survey materially conforms to the legal description of the Mortgaged Property.

                  (xiii) Property Insurance. As of the date of its origination and, to the best of the Seller's knowledge, as of the Closing Date, all insurance required under each related Mortgage was in full force and effect with respect to each related Mortgaged Property; such insurance covered (except where a tenant under a lease is permitted to self-insure) such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, and included (A) fire and extended perils insurance, in an amount (subject to a customary deductible) at least equal to 100% of the full insurable replacement cost of the improvements located on such Mortgaged Property (except to the extent not permitted by applicable law and then in such event in an amount at least equal to the initial principal balance of such Mortgage Loan, or the portion thereof allocable to such Mortgaged Property, together with an "agreed value endorsement"), (B) business interruption or rental loss insurance for a period of not less than 12 months, (C) comprehensive general liability insurance in an amount not less than $1 million per occurrence, (D) workers' compensation insurance (if the related Mortgagor has employees and if required by applicable law), and (E) if (1) such Mortgage Loan is secured by a Mortgaged Property located in the State of California in or "seismic zone" 3 or 4 and (2) a seismic assessment revealed a maximum probable or bounded loss in excess of 20% of the amount of the estimated replacement cost of the improvements on such Mortgaged Property, earthquake insurance; it is an event of default under such Mortgage Loan if the above-described insurance coverage is not maintained by the related Mortgagor, and any reasonable out-of-pocket costs and expenses incurred by the mortgagee in connection with such default in obtaining such insurance coverage are recoverable from the related Mortgagor; the related insurance policies provide that they may not be terminated or reduced without at least 10 days' prior notice to the mortgagee and, to the Seller's knowledge, it has not received any such notice; the related insurance policies (other than those limited to liability protection) name the mortgagee and its successors as loss payee; no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; all premiums under any such insurance policy have been paid through the related Due Date in July 2001; all such insurance policies are required to be maintained with insurance companies having "financial strength" or "claims paying ability" ratings of at least "A:VIII" from A.M. Best Company or at least "A-" (or equivalent) from a nationally recognized statistical rating agency; and, except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage or other loan documents relating to such Mortgage Loan, any insurance proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property or the reduction of the outstanding principal balance of such Mortgage Loan.

                  (xiv) No Material Defaults. Other than payments due but not yet 30 days or more delinquent, there is, to the actual knowledge of the Seller,
(A) no material default, breach, violation or event of acceleration existing under the related Mortgage Note, the related Mortgage or other loan documents relating to such Mortgage Loan, and (B) no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under any of such documents; the Seller has not waived any other material default, breach, violation or event of acceleration under any of such documents; and under the terms of such Mortgage Loan, no person or party other than the mortgagee may declare an event of default or accelerate the related indebtedness under such Mortgage Loan.

                  (xv) No Payment Delinquency. As of the Closing Date, such Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment.

                  (xvi) Interest Accrual Basis. Such Mortgage Loan accrues interest on an Actual/360 Basis or on a 30/360 Basis; and such Mortgage Loan accrues interest (payable monthly in arrears) at a fixed rate of interest throughout the remaining term thereof (except if such Mortgage Loan is an ARD Mortgage Loan, in which case the accrual rate for interest will increase after its Anticipated Repayment Date, and except in connection with the occurrence of a default and the accrual of default interest).

                  (xvii) Subordinate Debt. Except as set forth on Schedule III-xvii, each related Mortgage or other loan document relating to such Mortgage Loan does not provide for or permit, without the prior written consent of the holder of the Mortgage Note, any related Mortgaged Property to secure any other promissory note or obligation (other than another Mortgage Loan in the Trust
Fund).

                  (xviii) Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code. Accordingly, either as of the date of origination or the Closing Date, the fair market value of the real property securing such Mortgage Loan was not less than 80% of the "adjusted issue price" (within the meaning of the REMIC Provisions) of such Mortgage Loan. For purposes of the preceding sentence, the fair market value of the real property securing such Mortgage Loan was first reduced by the amount of any lien on such real property that is senior to the lien that secures such Mortgage Loan, and was further reduced by a proportionate amount of any lien that is on a parity with the lien that secures such Mortgage Loan.

                  (xix) Prepayment Consideration. Prepayment Premiums and Yield Maintenance Charges payable with respect to such Mortgage Loan, if any, constitute "customary prepayment penalties" within the meaning of Treasury regulation Section 1.860G-1(b)(2).

                  (xx) Environmental Conditions. One or more environmental site assessments were performed by an environmental consulting firm independent of the Seller and the Seller's Affiliates with respect to each related Mortgaged Property during the 12-month period preceding the Cut-off Date, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no knowledge of, and has not received actual notice of, any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s); all such environmental site assessments met ASTM requirements; and none of the environmental reports reveal any circumstances or conditions that are in violation of any applicable environmental laws, or if such report does reveal such circumstances, then (1) the same have been remediated in all material respects, (2) sufficient funds have been escrowed or a letter of credit or other instrument has been delivered for purposes of covering the estimated costs of such remediation, (3) the related Mortgagor or other responsible party is currently taking remedial or other appropriate action to address the environmental issue consistent with the recommendations in such site assessment, (4) the cost of the environmental issue relative to the value of such Mortgaged Property was de minimis, or (5) environmental insurance has been obtained.

                  (xxi) Enforceability. The related Mortgage Note, Mortgage(s), Assignment(s) of Leases and other loan documents securing such Mortgage Loan, if any, contain customary and, subject to the limitations and exceptions as to enforceability in paragraph (b)(v) above, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property or Properties of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure.

                  (xxii) Bankruptcy. To the best of the Seller's knowledge, after due inquiry, the related Mortgagor is not a debtor in, and the related Mortgaged Property is not subject to, any bankruptcy, reorganization, insolvency or comparable proceeding.

                  (xxiii) Loan Security. Such Mortgage Loan is secured by either a mortgage on a fee simple interest or a leasehold estate in a commercial property or multifamily property, including the related Mortgagor's interest in the improvements on the related Mortgaged Property.

                  (xxiv) Amortization. Such Mortgage Loan does not provide for negative amortization unless such Mortgage Loan is an ARD Mortgage Loan, in which case it may occur only after the Anticipated Repayment Date.

                  (xxv) Whole Loan. Such Mortgage Loan is a whole loan, contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

                  (xxvi) Due-on-Encumbrance. The related Mortgage contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the mortgagee or Rating Agency confirmation that an Adverse Rating Event would not occur, any related Mortgaged Property or interest therein, is directly or indirectly encumbered in connection with subordinate financing. To the Seller's knowledge, no related Mortgaged Property is encumbered in connection with subordinate financing; however, if the related Mortgagor is listed on Schedule III-xxvi(M) hereto, then certain equity holders are known to the Seller to have incurred debt secured by their ownership interest in the related Mortgagor.

                  (xxvii) Due-on-Sale. Except with respect to transfers of certain non-controlling and/or minority interests in the related Mortgagor as specified in the related Mortgage, transfers of interests in the related Mortgagor between immediate family members and transfers by devise, descent or by operation of law upon the death of a person having an interest in the related Mortgagor, each related Mortgage contains either (A) provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if any related Mortgaged Property or interest therein is directly or indirectly transferred or sold without the prior written consent of the mortgagee, or (B) provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if any related Mortgaged Property or interest therein is directly or indirectly transferred or sold without the related Mortgagor having satisfied certain conditions specified in the related Mortgage with respect to permitted transfers (which conditions are consistent with the practices of prudent commercial mortgage lenders).

                  (xxviii) Borrower Concentration. Such Mortgage Loan, together with any other Mortgage Loan made to the same Mortgagor or to an Affiliate of such Mortgagor, does not represent more than 5% of the Initial Pool Balance.

                  (xxix) Waivers; Modifications. Except as set forth in a written instrument included in the related Mortgage File, the terms of the related Mortgage Note, the related Mortgage(s) and any related loan agreement and/or lock-box agreement have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner, nor has any portion of a related Mortgaged Property been released from the lien of the related Mortgage to an extent, which in any such event materially interferes with the security intended to be provided by such document or instrument.

                  (xxx) Inspection. Each related Mortgaged Property was inspected by or on behalf of the related originator during the six-month period prior to the related origination date.

                  (xxxi) Property Release. The terms of the related Mortgage Note, Mortgage(s) or other loan document securing such Mortgage Loan do not provide for the release of any material portion of the related Mortgaged Property from the lien of such Mortgage without (A) payment in full of such Mortgage Loan, (B) delivery of Defeasance Collateral in the form of "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), or (C) delivery of substitute real property collateral.

                  (xxxii) Qualifications; Licensing; Zoning. The related Mortgagor has covenanted in the Mortgage Loan documents to maintain the related Mortgaged Property in compliance in all material respects with, to the extent it is not grandfathered under, all applicable laws, zoning ordinances, rules, covenants and restrictions affecting the construction, occupancy, use and operation of such Mortgaged Property, and the related originator performed the type of due diligence in connection with the origination of such Mortgage Loan customarily performed by prudent institutional commercial and multifamily mortgage lenders with respect to the foregoing matters; the Seller has received no notice of any material violation of any applicable laws, zoning ordinances, rules, covenants or restrictions affecting the construction, occupancy, use or operation of the related Mortgaged Property; to the Seller's knowledge (based on surveys, opinions, letters from municipalities and/or title insurance obtained in connection with the origination of such Mortgage Loan), no improvement that was included for the purpose of determining the appraised value of the related Mortgaged Property at the time of origination of such Mortgage Loan lay outside the boundaries and building restriction lines of such property to an extent which would have a material adverse affect on the related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by the title insurance referred to in paragraph (b)(xii) above), and no improvements on adjoining properties encroached upon such Mortgaged Property to any material extent.

                  (xxxiii) Property Financial Statements. The related Mortgagor has covenanted in the Mortgage Loan documents to deliver to the mortgagee monthly, quarterly and/or annual operating statements and rent rolls of each related Mortgaged Property.

                  (xxxiv) Single Purpose Entity. If such Mortgage Loan has a Cut-off Date Balance in excess of $15 million, then the related Mortgagor is obligated by its organizational documents and/or the related Mortgage Loan documents to be a Single Purpose Entity for so long as such Mortgage Loan is outstanding; and if such Mortgage Loan has a Cut-off Date Balance less than $15 million, the related Mortgagor is obligated by its organizational documents and/or the related Mortgage Loan documents to own the related Mortgaged Property and no other material asset unrelated to such Mortgaged Property and, except as permitted by the related Mortgage Loan documents, not to incur other financing, for so long as such Mortgage Loan is outstanding.

                  (xxxv) Advancing of Funds. No advance of funds has been made, directly or indirectly, by the originator or the Seller to the related Mortgagor other than pursuant to the related Mortgage Note; and, to the actual knowledge of the Seller, no funds have been received from any Person other than such Mortgagor for or on account of payments due on the related Mortgage Note.

                  (xxxvi) Legal Proceedings. To the Seller's actual knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the related Mortgagor or any related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of such Mortgaged Property or the ability of such Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

                  (xxxvii) Usury. Such Mortgage Loan complied with or was exempt from all applicable usury laws in effect at its date of origination.

                  (xxxviii)Originator Duly Authorized. To the extent required under applicable law as of the Closing Date, the originator of such Mortgage Loan was qualified and authorized to do business in each jurisdiction in which a related Mortgaged Property is located at all times when it held such Mortgage Loan to the extent necessary to ensure the enforceability of such Mortgage Loan.

                  (xxxix) Trustee under Deed of Trust. If the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and no fees and expenses are payable to such trustee except in connection with a trustee sale of the related Mortgaged Property following a default or in connection with the release of liens securing such Mortgage Loan.

                  (xl) Cross-Collateralization. The related Mortgaged Property is not, to the Seller's knowledge, collateral or security for any mortgage loan that is not in the Trust Fund; if such Mortgage Loan is cross-collateralized, it is cross-collateralized only with other Mortgage Loans in the Trust Fund. The security interest/lien on each material item of collateral for such Mortgage Loan has been assigned to the Trustee.

                  (xli) Flood Hazard Insurance. None of the improvements on any related Mortgaged Property are located in a flood hazard area as defined by the Federal Insurance Administration or, if they are, they are covered by flood hazard insurance.

                  (xlii) Engineering Assessments. One or more engineering assessments were performed by an Independent engineering consulting firm on behalf of the Seller or one of its

Affiliates with respect to each related Mortgaged Property during the 12-month period preceding the Cut-off Date, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with such assessment(s), does not have any knowledge of any material and adverse engineering condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s); and, to the extent such assessments revealed deficiencies, deferred maintenance or similar conditions, either (A) the estimated cost has been escrowed or a letter of credit has been provided, (B) repairs have been made or (C) the scope of the deferred maintenance relative to the value of such Mortgaged Property was de minimis.

                  (xliii) Escrows. All escrow deposits and payments relating to such Mortgage Loan are under control of the Seller or the servicer of such Mortgage Loan and all amounts required as of the date hereof under the related Mortgage Loan documents to be deposited by the related Mortgagor have been deposited. The Seller is transferring to the Trustee all of its right, title and interest in and to such amounts.

                  (xliv) Licenses, Permits and Authorizations. The related Mortgagor has represented to the Seller that, and to the actual knowledge of the Seller, as of the date of origination of such Mortgage Loan, such Mortgagor, the related lessee, franchisor or operator was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property, which were valid and in full force and effect.

                  (xlv) Origination, Servicing and Collection Practices. The origination, servicing and collection practices used by the Seller or any prior holder of the Mortgage Note have been in all respects legal and have met customary industry standards.

                  (xlvi) Fee Simple. Except as set forth in Schedule III-xlvi, such Mortgage Loan is secured in whole or in material part by a fee simple interest.

                  (xlvii) Leasehold Interest Only. If such Mortgage Loan is secured in whole or in material part by the interest of the related Mortgagor as a lessee under a Ground Lease but not by the related fee interest, then, except as set forth on Schedule III-xlvii:

                  (A) such Ground Lease or a memorandum thereof has been or will be duly recorded and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date;

                  (B) upon the foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to the Trustee without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing
                           Date) and, in the event that it is so assigned, is further assignable by the Trustee and its successors without a need to obtain the consent of such lessor (or, if any such consent is required, it has been obtained prior to the Closing Date);

                  (C) such Ground Lease may not be amended or modified without the prior written consent of the mortgagee under such Mortgage Loan and any such action without such consent is not binding on such mortgagee, its successors or assigns;

                  (D) unless otherwise set forth in such Ground Lease, such Ground Lease does not permit any increase in the amount of rent payable by the ground lessee thereunder during the term of such Mortgage Loan;

                  (E) such Ground Lease was in full force and effect as of the date of origination of the related Mortgage Loan, and to the actual knowledge of the Seller, at the Closing Date, such Ground Lease is in full force and effect; to the actual knowledge of the Seller, except for payments due but not yet 30 days or more delinquent, (1) there is no material default under such Ground Lease, and (2) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease;

                  (F) such Ground Lease, or an estoppel or consent letter received by the mortgagee under such Mortgage Loan from the lessor, requires the lessor thereunder to give notice of any default by the lessee to such mortgagee; and such Ground Lease, or an estoppel or consent letter received by the mortgagee under such Mortgage Loan from the lessor, further provides either (1) that no notice of termination given under such Ground Lease is effective against such mortgagee unless a copy has been delivered to the mortgagee in the manner described in such Ground Lease, estoppel or consent letter or (2) that upon any termination of such Ground Lease the lessor will enter into a new lease with such mortgagee upon such mortgagee's request;

                  (G) based upon the related policy of title insurance, the ground lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related ground lessor's related fee interest and any exceptions stated in the related title insurance policy or opinion of title, which exceptions do not and will not materially and adversely interfere with (1) the ability of the related Mortgagor timely to pay in full the principal and interest on the related Mortgage Note, (2) the current use of such Mortgaged Property, or (3) the value of the Mortgaged Property;

                  (H) the mortgagee under such Mortgage Loan is permitted a reasonable opportunity to cure any curable default under such Ground Lease (not less than the time provided to the related lessee under such ground lease to cure such default) before the lessor thereunder may terminate or cancel such Ground Lease;

                  (I) such Ground Lease has a currently effective term (exclusive of any unexercised extension options set forth therein) that extends not less than 20 years beyond the Stated Maturity Date of the related Mortgage Loan;

                  (J) under the terms of such Ground Lease, any estoppel or consent letter received by the mortgagee under such Mortgage Loan from the lessor and the related Mortgage, taken together, any related insurance proceeds or condemnation proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with such mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses, or to the payment of the outstanding principal balance of such Mortgage Loan, together with any accrued interest thereon;

                  (K) such Ground Lease does not impose any restrictions on use or subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender;

                  (L) upon the request of the mortgagee under such Mortgage Loan, the ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason prior to the expiration of the term thereof, including the rejection of the Ground Lease in a bankruptcy of the related Mortgagor; and

                  (M) the terms of the related Ground Lease have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage.

                  (xlviii) Fee Simple and Leasehold Interest. If such Mortgage Loan is secured in whole or in part by the interest of the related Mortgagor under a Ground Lease and by the related fee interest, then (A) such fee interest is subject, and subordinated of record, to the related Mortgage, (B) the related Mortgage does not by its terms provide that it will be subordinated to the lien of any other mortgage or other lien upon such fee interest, and (C) upon occurrence of a default under the terms of the related Mortgage by the related Mortgagor, the mortgagee under such Mortgage Loan has the right (subject to the limitations and exceptions set forth in paragraph (b)(v) above) to foreclose upon or otherwise exercise its rights with respect to such fee interest.

                  (xlix) Tax Lot. Each related Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related title insurance policy; and each related Mortgaged Property is served by a public water system, a public sewer (or, alternatively, a septic) system, and other customary public utility facilities.

                  (l) Defeasance. If such Mortgage Loan is a Defeasance Loan, the related Mortgage Loan documents require the related Mortgagor to pay all reasonable costs associated with the defeasance thereof, and either: (A) require the prior written consent of, and compliance with the conditions set by, the holder of such Mortgage Loan for defeasance, (B) require that (1) defeasance may not occur prior to the second anniversary of the Closing Date, (2) the Defeasance Collateral must be government securities within the meaning of Treasury Regulation Section 1.860G-2(a)(8)(i) and must be sufficient to make all scheduled payments under the related Mortgage Note when due (assuming for each ARD Mortgage Loan that it matures on its Anticipated Repayment Date) or, in the case of a partial defeasance that effects the release of a material portion of the related Mortgaged Property, to make all scheduled payments under the related Mortgage Note on that part of such Mortgage Loan equal to at least 125% of the allocated loan amount of the portion of the Mortgaged Property being released,
(3) an independent accounting firm (which may be the Mortgagor's independent accounting firm) certify that the Defeasance Collateral is sufficient to make such payments, (4) the Mortgage Loan be assumed by a successor entity designated by the holder of such Mortgage Loan, and (5) counsel provide an opinion letter to the effect that the Trustee has a perfected security interest in such Defeasance

Collateral prior to any other claim or interest, or (C) if such Mortgage Loan has a Cut-off Date Balance in excess of $15,000,000, provide that the defeasance of such Mortgage Loan is subject to rating confirmation by the Rating Agencies.

                  (li) Servicing Rights. No Person has been granted or conveyed the right to service such Mortgage Loan or receive any consideration in connection therewith except as contemplated in this Agreement with respect to primary servicers that are to be sub-servicers of the Master Servicer or as has been terminated.

                  (lii) Mechanics' and Materialmen's Liens. To the Seller's knowledge, (A) the related Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are not bonded or escrowed for, and (B) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage. The Seller has not received actual notice with respect to such Mortgage Loan that any mechanics' and materialmen's liens have encumbered such Mortgaged Property since origination that have not been released, bonded or escrowed for.

                  (liii) Due Date. The Due Date for such Mortgage Loan is scheduled to be the first day or the eleventh day of each month.

                  (liv) Assignment of Leases. Subject only to Permitted Encumbrances (which Permitted Encumbrances do not, individually or in the aggregate, materially and adversely interfere with the benefits of the security intended to be provided by the related Mortgage, materially and adversely interfere with the current use or operation of the related Mortgaged Property or materially and adversely affect the value or marketability of such Mortgaged Property or the ability of the related Mortgagor to timely pay in full the principal and interest on the related Mortgage Note), the related Assignment of Leases set forth in or separate from the related Mortgage and delivered in connection with such Mortgage Loan establishes and creates a valid and, subject only to the exceptions in paragraph (b)(v) above, enforceable first priority lien and first priority security interest in the related ----------------- Mortgagor's right to receive payments due under any and all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the related Mortgaged Property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same.

                  (lv) Borrower Formation or Incorporation. To the Seller's knowledge, the related Mortgagor is a Person formed or incorporated in a jurisdiction within the United States.

                  (lvi) No Ownership Interest in Borrower. The Seller has no ownership interest in the related Mortgaged Property or the related Borrower other than in such Mortgage Loan being sold and assigned, and neither the Seller nor any affiliate of the Seller has any obligation to make any capital contributions to the related Borrower under the Mortgage or any other related Mortgage Loan document.

                  (lvii) No Undisclosed Common Ownership. To the Seller's knowledge, no two properties securing Mortgage Loans are directly or indirectly under common ownership except to the extent that such common ownership has been specifically disclosed in the Mortgage Loan Schedule.

                  (lviii) Loan Outstanding. Such Mortgage Loan has not been satisfied in full, and except as expressly contemplated by the related loan agreement or other documents contained in the related Mortgage File, no material portion of the related Mortgaged Property has been released.

                  (lix) Property Description. If such Mortgage Loan has a Cut-off Date Balance in excess of $15,000,000, then the Seller has obtained or received (and, in the case of mortgage loans with principal balances below $15,000,000, it is the practice of the Seller to obtain or receive) an as-built survey, a survey recertification, a site plan, a recorded plat or the like with respect to each related Mortgaged Property which satisfied, or the Seller otherwise satisfied (or, in the case of mortgage loans with principal balances below $15,000,000, for the Seller to otherwise satisfy), the requirements of the related title insurance company for deletion of the standard general exceptions for encroachments, boundary and other survey matters and for easements not shown by the public records from the related title insurance policy, except with respect to any related Mortgaged Property located in a jurisdiction (such as the State of Texas where survey title insurance coverage is prohibited by law) in which the exception for easements not shown by the public records could not be deleted and such standard general exception is customarily accepted by prudent commercial mortgage lenders in such jurisdiction (and except that, if such Mortgage Loan has a Cut-off Date Balance of below $15,000,000, then the Seller may have waived its general practices described above).

                  (lx) ARD Mortgage Loan. If such Mortgage Loan is an ARD Mortgage Loan and has a Cut-off Date Balance of $15,000,000 or more, then:

                  (A) the related Anticipated Repayment Date is not less than six years from the origination date for such Mortgage Loan;

                  (B) such Mortgage Loan provides that from the related Anticipated Repayment Date through the maturity date for such Mortgage Loan, all excess cash flow (net of monthly expenses reasonably related to the operation of the related Mortgaged Property, amounts due for reserves established under such Mortgage Loan, and payments for any other expenses, including capital expenses, related to such Mortgaged Property which are approved by mortgagee) will be applied to repay principal due under such Mortgage Loan; and

                  (C) no later than the related Anticipated Repayment Date, the related Mortgagor is required (if it has not previously done so) to enter into a "lockbox agreement" whereby all revenue from the related Mortgaged Property will be deposited directly into a designated account controlled by the mortgagee under such Mortgage Loan.

                  (lxi) Appraisal. An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan; and such appraisal satisfied either (A) the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, or (B) the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, in either case as in effect on the date such Mortgage Loan was originated.

                                 LB-UBS 2001 C-3
                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

CONTROL
NUMBER                       PROPERTY                            ISSUE
EXCEPTIONS TO REPRESENTATION (V): LOAN DOCUMENT STATUS
-------------------------------------------------------------------------------------------------------------
104              Sherwood Forest & Lamplighter Mobile Home       Recourse Loan
                 Parks
-------------------------------------------------------------------------------------------------------------
131              614 Massachusetts Avenue                        Recourse Loan
-------------------------------------------------------------------------------------------------------------
132              Edgewater & Edgewood Portfolio                  Recourse Loan
-------------------------------------------------------------------------------------------------------------
50               Food 4 Less Center - West Covina                In the event of liability for losses
                                                                 described in representation (v), lender is
28               Food 4 Less Center - Buena Park                 required to look first to the
                                                                 environmental insurance policy to cover
45               Food 4 Less Center - Inglewood                  such losses prior to seeking to recover
                                                                 such losses from such mortgagor or other
60               Food 4 Less Center - Long Beach                 person.

41               Food 4 Less Center - Norwalk

20               Food 4 Less Center - Santa Ana

65               Food 4 Less Center - Anaheim
-------------------------------------------------------------------------------------------------------------

EXCEPTION TO REPRESENTATION (VIII): FIRST LIEN
-------------------------------------------------------------------------------------------------------------
10               Nexus - Canyon Park Laboratory                  Mechanics' liens have been filed against
                                                                 the property in the approximate amount of
                                                                 $2.7 million  by a general contractor and
                                                                 three subcontractors who performed tenant
                                                                 improvement work on behalf of one of the
                                                                 tenants (Colo.com), which tenant has filed
                                                                 for bankruptcy protection.  The borrower
                                                                 has delivered a $2 million letter of
                                                                 credit to secure its obligation to
                                                                 discharge the lien.  The  title insurance
                                                                 issued by Chicago Title Insurance Company
                                                                 in connection with the origination

CONTROL
NUMBER                       PROPERTY                            ISSUE
                                                                 of the loan, insures the lien of Lender's
                                                                 deed of trust as a first priority lien.
-------------------------------------------------------------------------------------------------------------

EXCEPTION TO REPRESENTATION (XIII): PROPERTY INSURANCE
-------------------------------------------------------------------------------------------------------------
32               38 East 61st Street                             Required insurance is maintained by a
                                                                 carrier rated "BB" by S&P.
-------------------------------------------------------------------------------------------------------------
55               Long's Drugs - San Pablo                        The tenant is required to provide
                                                                 earthquake insurance to the extent it is
                                                                 customarily maintained for similar
                                                                 properties.
-------------------------------------------------------------------------------------------------------------
130              Ames Portfolio                                  Business interruption insurance required
                                                                 for 6 months.
-------------------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION (XVII): SUBORDINATE DEBT
-------------------------------------------------------------------------------------------------------------
124              Park South Apartments                           The related borrower has secured
                                                                 subordinate debt in the approximate amount
                                                                 of $200,000, which sub-debt is subject to
                                                                 a subordination and intercreditor
                                                                 agreement.
-------------------------------------------------------------------------------------------------------------
2                Cape Cod                                        The related borrower is permitted to incur
                                                                 unsecured debt up to $3,000,000 for common
                                                                 area maintenance and capital improvements.
-------------------------------------------------------------------------------------------------------------
6                International Place                             The related borrower is permitted to incur
                                                                 debt not greater than $1,000,000 from an
                                                                 "insider" (as such term is defined in the
                                                                 Bankruptcy Code) for operating
                                                                 deficiencies and capital improvements.
-------------------------------------------------------------------------------------------------------------
32               38 East 61st Street                             The related borrower is permitted to incur
                                                                 unsecured debt not greater than $200,000
                                                                 for operating deficiencies and capital
                                                                 improvements.
-------------------------------------------------------------------------------------------------------------

CONTROL
NUMBER                       PROPERTY                            ISSUE
EXCEPTIONS TO REPRESENTATION (XX):  ENVIRONMENTAL CONDITIONS
-------------------------------------------------------------------------------------------------------------
9               Park Central                                     Environmental Report performed more than
                                                                 12 months before the Cut-off Date.
-------------------------------------------------------------------------------------------------------------
26              Wichita Apartments Portfolio                     Environmental Report performed more than
                                                                 12 months before the Cut-off Date.
-------------------------------------------------------------------------------------------------------------
53              Piney Green Shopping Center                      Environmental Report performed more than
                                                                 12 months before the Cut-off Date.
-------------------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION (XXVI):  DUE-ON-ENCUMBRANCE
-------------------------------------------------------------------------------------------------------------
124            Park South Apartments                             The related borrower has secured
                                                                 subordinate debt in the approximate amount
                                                                 of $200,000, which sub-debt is subject to
                                                                 a subordination and intercreditor agreement
-------------------------------------------------------------------------------------------------------------
2              Cape Cod                                          The related borrower is permitted to incur
                                                                 unsecured debt up to $3,000,000 for common
                                                                 area maintenance and capital improvements.
-------------------------------------------------------------------------------------------------------------
6              International Place                               The related borrower is permitted to incur
                                                                 debt not greater than $1,000,000 from an
                                                                 "insider" (as such term is defined in the
                                                                 Bankruptcy Code) for operating
                                                                 deficiencies and capital improvements.
-------------------------------------------------------------------------------------------------------------
32             38 East 61st Street                               The related borrower is permitted to incur
                                                                 unsecured debt not greater than $200,000
                                                                 for operating deficiencies and capital
                                                                 improvements.
-------------------------------------------------------------------------------------------------------------
EXCEPTIONS TO REPRESENTATION (XXX): INSPECTION

CONTROL
NUMBER                       PROPERTY                            ISSUE
-------------------------------------------------------------------------------------------------------------
53             Piney Green Shopping Center                       The property was not inspected during the
                                                                 six-month period prior to the related
                                                                 origination date.
-------------------------------------------------------------------------------------------------------------
55             Long's Drugs - San Pablo                          The property was not inspected during the
                                                                 six-month period prior to the related
                                                                 origination date.
-------------------------------------------------------------------------------------------------------------
68             10 Atlantic Portfolio                             The property was not inspected during the
                                                                 six-month period prior to the related
                                                                 origination date.
-------------------------------------------------------------------------------------------------------------
70             Rite Aid - Ramona                                 The property was not inspected during the
                                                                 six-month period prior to the related
                                                                 origination date.
-------------------------------------------------------------------------------------------------------------
108            Wellington Business Park                          The property was not inspected during the
                                                                 six-month period prior to the related
                                                                 origination date.
-------------------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION (XXXI):  PROPERTY RELEASE
-------------------------------------------------------------------------------------------------------------
5              Shoppingtown Mall                                 Release parcel is unimproved land not
                                                                 included in underwriting. Borrower must
                                                                 satisfy certain conditions prior to
                                                                 release.
-------------------------------------------------------------------------------------------------------------
78             1260 Silas Deane Highway                          Release parcel is unimproved land not
                                                                 included in underwriting. Borrower must
                                                                 satisfy certain conditions prior to
                                                                 release.
-------------------------------------------------------------------------------------------------------------
81             CVS Plaza                                         Release parcel is unimproved land not
                                                                 included in underwriting. Borrower must
                                                                 satisfy certain conditions prior to
                                                                 release.
-------------------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION (XXXIV):  SINGLE PURPOSE ENTITY
-------------------------------------------------------------------------------------------------------------

12             Sacramento Corporate Center                       Borrowers are tenants in common.  Each
                                                                 individual tenant in common, however, is a
                                                                 single purpose entity.
-------------------------------------------------------------------------------------------------------------

CONTROL
NUMBER                       PROPERTY                            ISSUE
36             Moreno Valley                                     Borrowers are tenants in common.  Each
                                                                 individual tenant in common, however, is a
                                                                 single purpose entity.
-------------------------------------------------------------------------------------------------------------
132            Edgewater & Edgewood Portfolio                    Borrower is an individual.
-------------------------------------------------------------------------------------------------------------

EXCEPTION TO REPRESENTATION (XLII):  ENGINEERING ASSESSMENTS
-------------------------------------------------------------------------------------------------------------
26             Wichita Apartments Portfolio                      The engineering assessment was performed
                                                                 more than 12 months prior to the Cut-off
                                                                 Date
-------------------------------------------------------------------------------------------------------------

EXCEPTION TO REPRESENTATION (XLVI):  FEE SIMPLE
-------------------------------------------------------------------------------------------------------------
65             Food 4 Less Center - Anaheim                      The mortgage loan is secured in whole or
                                                                 material part by a leasehold interest in
                                                                 the property
-------------------------------------------------------------------------------------------------------------

EXCEPTION TO REPRESENTATION (XLVII)(I):  LEASEHOLD INTEREST ONLY
-------------------------------------------------------------------------------------------------------------
65             Food 4 Less Center - Anaheim                      The term of the ground lease is 10 years
                                                                 beyond the stated maturity date not 20
                                                                 years beyond the stated maturity date.
-------------------------------------------------------------------------------------------------------------

EXCEPTION TO REPRESENTATION (XLIX):  TAX LOT
-------------------------------------------------------------------------------------------------------------
30             Home Depot                                        The property was recently subdivided and
                                                                 the separate tax parcels were not fully
                                                                 processed at closing.  Taxes for the
                                                                 entire parcel were escrowed at closing.
-------------------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION (L):  DEFEASANCE
-------------------------------------------------------------------------------------------------------------

55             Long's Drugs - San Pablo                          Defeasance is permitted prior to the
                                                                 second anniversary of the Closing Date.
-------------------------------------------------------------------------------------------------------------

70             Rite Aid - Ramona                                 Defeasance is permitted prior to the
                                                                 second anniversary of the Closing Date.
-------------------------------------------------------------------------------------------------------------

EXCEPTION TO REPRESENTATION (LII):  MECHANICS' AND MATERIALMEN'S LIENS
-------------------------------------------------------------------------------------------------------------

CONTROL
NUMBER                       PROPERTY                            ISSUE
10             Nexus - Canyon Park Laboratory                    Mechanics' liens have been filed against
                                                                 the property in the approximate amount of
                                                                 $2.7 million  by a general contractor and
                                                                 three subcontractors who performed tenant
                                                                 improvement work on behalf of one of the
                                                                 tenants (Colo.com), which tenant has filed
                                                                 for bankruptcy protection.  The borrower
                                                                 has delivered a $2 million letter of
                                                                 credit to secure its obligation to
                                                                 discharge the lien.  The  title insurance
                                                                 issued by Chicago Title Insurance Company
                                                                 in connection with the origination of the
                                                                 loan, insures the lien of Lender's deed of
                                                                 trust as a first priority lien.
-------------------------------------------------------------------------------------------------------------

EXCEPTION TO REPRESENTATION (LV):  BORROWER FORMATION OR INCORPORATION
-------------------------------------------------------------------------------------------------------------
134            301 NW 32nd Court                                 The borrower is Buttress Real Property
                                                                 N.V., a corporation organized under the
                                                                 laws of the Netherlands Antilles and
                                                                 qualified to do business in Florida.  The
                                                                 borrower was required to and did file a
                                                                 designation of an agent for service of
                                                                 process in Florida in connection with its
                                                                 becoming qualified to do business there.
                                                                 The borrower delivered an opinion of
                                                                 counsel which confirms the enforceability
                                                                 of the loan documents against the borrower
                                                                 through service of process on the
                                                                 borrower's registered agent in Florida in
                                                                 lieu of serving an officer or member of
                                                                 the borrower.
-------------------------------------------------------------------------------------------------------------

EXCEPTION TO REPRESENTATION (LVII):  NO UNDISCLOSED COMMON OWNERSHIP
-------------------------------------------------------------------------------------------------------------
12             Sacramento Corporate Center/                      The properties are directly or

CONTROL
NUMBER                       PROPERTY                            ISSUE
                                                                 indirectly

36             Moreno Valley                                     under common ownership.

-------------------------------------------------------------------------------------------------------------

50             Food 4 Less Center - West Covina/                 The properties are directly or indirectly
                                                                 under common ownership.
28             Food 4 Less Center - Buena Park/

45             Food 4 Less Center - Inglewood/

60             Food 4 Less Center - Long Beach,

41             Food 4 Less Center - Norwalk,

20             Food 4 Less Center - Santa Ana, and

65             Food 4 Less Center - Anaheim

-------------------------------------------------------------------------------------------------------------

21             U-Haul A Portfolio/                               The properties are directly or indirectly
17             U-Haul B Portfolio                                under common ownership.
-------------------------------------------------------------------------------------------------------------

117            Ninety East Mobile Home Park/                     The properties are directly or indirectly
96             Quail Ridge                                       under common ownership.
-------------------------------------------------------------------------------------------------------------

70             Long's Drugs - San Pablo/                         The properties are directly or indirectly
55             Rite Aid - Ramona                                 under common ownership.
-------------------------------------------------------------------------------------------------------------